UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2023

Quince Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38890	90-1024039
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 273 South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 910-5717

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	QNCX	The Nasdaq Stock Market LLC
Series A Junior Participating Preferred Purchase Rights	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

EXPLANATORY NOTE

On October 23, 2023, Quince Therapeutics, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to report the closing of the Company’s acquisition of EryDel S.p.A, a company with shares incorporated under the laws of Italy (“EryDel”), pursuant to that certain Stock Purchase Agreement, dated as of July 21, 2023, by and among the Company, EryDel, EryDel Italy, Inc., a Delaware corporation, holders of EryDel capital stock and the managers of EryDel (the “EryDel Shareholders”) and Shareholder Representative Services LLC, a Colorado limited liability company solely in its capacity as the representative, agent and attorney-in-fact of the EryDel Shareholders (the “Acquisition”).

This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Original Form 8-K to provide the historical financial statements of EryDel as required under Item 9.01(a) and the pro forma financial information required under Item 9.01(b) not later than 71 calendar days after the date that the Original Form 8-K was required to be filed with the SEC. The pro forma financial information included in this Amendment No. 1 gives effect to certain pro forma events related to the Acquisition and has been presented for informational purposes only. It does not purport to represent the actual results of operations the Company and EryDel would have achieved had the Company held the assets of EryDel during the periods presented in the pro forma financial information. Moreover, it does not represent or purport to represent the future financial position or operating results of the Company following the Acquisition.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The historical audited consolidated financial statements of EryDel as of and for the years ended December 31, 2022 and 2021, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated by reference herein.

The unaudited condensed consolidated financial statements of EryDel as of and for three and nine months ended September 30, 2023 and 2022, together with the unaudited notes related thereto, are filed as Exhibit 99.2 to this Amendment No. 1 and incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of September 30, 2023 and unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and the year ended December 31, 2022, together with the notes related thereto, each giving effect to the Acquisition, are included as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of KPMG S.p.A.

99.1	The audited consolidated financial statements of EryDel as of and for the year ended December 31, 2022 and 2021, including the notes related thereto and the audit report thereon of the independent auditors.

99.2	The unaudited condensed consolidated financial statements of EryDel as of and for each of the three and nine months ended September 30, 2023 and 2022, and the notes related thereto.

99.3	The unaudited pro forma condensed combined balance sheet as of September 30, 2023, and unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2023 and year ended December 31, 2022, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUINCE THERAPEUTICS, INC.

Date: January 5, 2024	By:	/s/ Dirk Thye
Dirk Thye
Chief Executive Officer